Exhibit 31.2
CERTIFICATION OF MARC A. STAPLEY PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Marc A. Stapley, certify that:

1	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Illumina, Inc.;

2
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: July 15, 2015

By:	/s/ MARC A. STAPLEY
Marc A. Stapley
Senior Vice President and Chief Financial Officer